UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
September 18, 2008

Frontier Financial Corporation
(Exact name of registrant as specified in its charter)

Washington	000-15540	91-1223535
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

332 S.W. Everett Mall Way P.O. Box 2215 Everett, Washington	98204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 514-0700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06  Material Impairments.

The U.S. Treasury recently announced a plan to place the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) into conservatorship, under the authority of the Federal House Finance Agency. As of June 30, 2008, Frontier Financial Corporation (“Frontier”) owned preferred securities issued by Fannie Mae ($1.8 million book value) and Freddie Mac ($3.1 million book value) with a combined book value of $4.9 million. By September 8, 2008, the fair value of these securities had declined to approximately $0.3 million. Based on these developments, Frontier expects to record a noncash other-than-temporary impairment charge of approximately $4.9 million (pretax) to its income statement on these investments for the quarter ending September 30, 2008. In addition, Frontier will continue to analyze four securities in the related financial services industries with a book value of $3.5 million for impairment prior to September 30, 2008. Frontier will continue to evaluate its investment portfolio and will make a final determination of the impairment during the preparation of its financial statements for the quarter ending September 30, 2008. Frontier and its subsidiary, Frontier Bank, anticipate that they will continue to exceed all capital levels necessary to remain “well-capitalized” under regulatory guidelines at quarter-end.

Item 8.01  Other Events.

See Item 2.06.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements describe management’s expectations regarding future events and developments such as the fair market value of Frontier’s investment portfolio. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The words “should,” “anticipate,” “expect,” “will,” “believe,” and words of similar meaning are intended, in part, to help identify forward-looking statements. Future events are difficult to predict, and the expectations described above are subject to risks and uncertainties that may cause actual results to differ materially. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. In addition to discussions about risks and uncertainties set forth from time to time in the Company’s filings with the Securities and Exchange Commission, factors that may cause actual results to differ materially from those contemplated in these forward-looking statements include, among others: (1) local and national general and economic conditions; (2) changes in interest rates; (3) legislative or regulatory requirements; (4) reductions in loan demand or deposit levels; and (5) changes in loan collectibility, defaults and charge-off rates. Frontier Financial Corporation does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made. Any such statements are made in reliance on the safe harbor protections provided under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRONTIER FINANCIAL CORPORATION
(Registrant)

September 18, 2008	/s/ John J. Dickson
(Date)	John J. Dickson Chief Executive Officer